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                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
                            OF CHAPTER 63 OF TITLE 18
                           OF THE UNITED STATES CODE

I, James J. Herrmann, Vice President of Finance and principal financial officer of Third Wave Technologies, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that on the date of this Certification:

1. the Annual Report on Form 10-K of the Company for the annual period ended December 31, 2004, (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2005

                                                      /s/ James J. Herrmann
                                                      --------------------------
                                                      James J. Herrmann



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